Pension benefits	12 Months Ended
Dec. 31, 2017
Retirement Benefits [Abstract]
Pension benefits
Pension benefits

Defined benefit plans
The Company has several defined benefit pension plans covering substantially all Norwegian employees. All of the plans are administered by a life insurance company. Under these plans, the Company contributes to the employee’s pension plan amounts ranging between five to eight percent of the employee’s annual salary.

For onshore employees in Norway, continuing with the defined benefits plan, the primary benefits are retirement pension of approximately 66% of salary at retirement age of 67 years, together with a long-term disability pension. The retirement pension per employee is capped at an annual payment of 66% of the total of 12 times the Norwegian Social Security Base. Most employees in this group may choose to retire at 62 years of age on a pre-retirement pension. Offshore employees in Norway have retirement and long-term disability pension of approximately 60% of salary at retirement age of 67. Offshore employees on mobile units may choose to retire at 60 years of age on a pre-retirement pension.

During the period ended December 31, 2016, a number of employees left the Company and as a result the defined benefit scheme transferred the pension liability for these employees to the life insurance company administering the scheme. In addition, one of the defined benefit schemes has closed down and the members transferred into a new defined contribution scheme. The difference between the reduction in benefit obligation and reduction in the plan assets transferred to the life insurance company has been recognized within "Total net pension cost". In addition, net unrecognized actuarial losses have been recognized as a result of the settlement within Total net pension cost. The net impact of the settlement was a gain of $0.9 million and has been recorded with vessel and rig operating expenses in the statement of operations.

Annual pension cost
The expenses for our defined benefit pension plans for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Year ended December 31,
(In millions of U.S. dollars)	2017	2016	2015
Benefits earned during the year	2.2	7.3	12.2
Interest cost on prior years' benefit obligation	1.2	3.6	3.5
Gross pension cost for the year	3.4	10.9	15.7
Expected return on plan assets	(1.2)	(3.7)	(3.2)
Administration charges	0.4	0.2	0.8
Net pension cost for the year	2.6	7.4	13.3
Social security cost	0.4	1.1	1.9
Amortization of actuarial gains/losses	(0.3)	0.7	3.4
Impact of settlement	(0.9)	(1.4)
Total net pension cost	1.8	7.8	18.6

The funded status of the defined benefit plan

(In millions of U.S. dollars)	December 31, 2017	December 31, 2016
Projected benefit obligations	37.8	60.5
Plan assets at market value	(32.4)	(57.8)
Accrued pension liability exclusive social security	5.4	2.7
Social security related to pension obligations	0.5	0.5
Accrued pension liabilities	5.9	3.2

Change in benefit obligations

(In millions of U.S. dollars)	December 31, 2017	December 31, 2016

Benefit obligations at beginning of year	60.5	129.8
Interest cost	1.2	3.6
Current service cost	2.2	7.3
Benefits paid	(2.0)	(3.0)
Change in unrecognized actuarial loss	(2.9)	(28.0)
Settlement	(23.8)	(54.4)
Foreign currency translations	2.6	5.2
Benefit obligations at end of year	37.8	60.5

Change in plan assets

(In millions of U.S. dollars)	December 31, 2017	December 31, 2016

Fair value of plan assets at beginning of year	57.8	97.0
Expected return on plan assets	1.2	3.7
Contribution by employer	1.2	8.7
Administration charges	(0.4)	(0.2)
Benefits paid	(2.0)	(3.0)
Change in unrecognized actuarial (loss) gain	(5.0)	(0.3)
Settlement	(23.0)	(51.8)
Foreign currency translations	2.6	3.7
Fair value of plan assets at end of year	32.4	57.8

The accumulated benefit obligation for all defined benefit pension plans was $33.0 million and $54.4 million at December 31, 2017 and 2016, respectively.

Pension obligations are actuarially determined and are critically affected by the assumptions used, including the expected return on plan assets, discount rates, compensation increases and employee turnover rates. The Company periodically reviews the assumptions used, and adjusts them and the recorded liabilities as necessary.

During the year a number of employees left the Company and as a result the defined benefit scheme transferred the pension liability for these employees to the life insurance company administering the scheme. The difference between the reduction in benefit obligation and the plan assets transferred to the life insurance company has been recognized within "Other comprehensive income". The settlement is not deemed to be significant in the context of the overall scheme and as such net unrecognized actuarial losses have not been recycled as a result of the settlement.

The expected rate of return on plan assets and the discount rate applied to projected benefits are particularly important factors in calculating the Company's pension expense and liabilities. The Company evaluates assumptions regarding the estimated rate of return on plan assets based on historical experience and future expectations on investment returns, which are calculated utilizing the asset allocation classes held by the plan's portfolios. The discount rate is based on the covered bond rate in Norway. Changes in these and other assumptions used in the actuarial computations could impact the projected benefit obligations, pension liabilities, pension expense and other comprehensive income.

Assumptions used in calculation of pension obligations	2017	2016	2015

Rate of compensation increase at the end of year	2.50%	2.00%	2.50%
Discount rate at the end of year	2.40%	2.60%	2.70%
Prescribed pension index factor	1.50%	1.50%	1.20%
Expected return on plan assets for the year	2.40%	2.50%	3.30%
Employee turnover	4.00%	4.00%	4.00%
Expected increases in Social Security Base	2.25%	2.25%	2.50%

The weighted-average asset allocation of funds related to the Company's defined benefit plan at December 31, 2017 and 2016 was as follows:

Pension benefit plan assets	2017	2016
Equity securities	10.6%	7.1%
Debt securities	66.1%	54.7%
Real estate	8.8%	9.4%
Money market	13.5%	28.1%
Other	1.0%	0.7%
Total	100.0%	100.0%

The investment policies and strategies for the pension benefit plan funds do not use target allocations for the individual asset categories. The investment objectives are to maximize returns subject to specific risk management policies. The Company diversifies its allocation of plan assets by investing in both domestic and international fixed income securities and domestic and international equity securities. These investments are readily marketable and can be sold to fund benefit payment obligations as they become payable. The estimated yearly return on pension assets was 2.4% in 2017 and 2.5% in 2016.

Cash flows - Contributions expected to be paid

The table below shows the Company's expected annual pension plan contributions under defined benefit plans for the years 2018-2027. The expected payments are based on the assumptions used to measure the Company's obligations at December 31, 2017 and include estimated future employee services.

(In millions of U.S. dollars)	Years ending December 31,
2018	3.0
2019	3.0
2020	3.0
2021	3.0
2022	3.0
2023 - 2027	15.0
Total payments expected during the next 10 years	30.0

Defined contribution plans
In addition, the Company has defined contribution plans for all new onshore employees. The total expense recognized relating to these plans was $3.0 million, $4.2 million and $3.5 million for the years ended December 31, 2017, 2016 and 2015, respectively.